Exhibit 10.1
FOURTH AMENDMENT TO
GLOBAL SENIOR CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO GLOBAL SENIOR CREDIT AGREEMENT (this “Amendment”) is entered into as of June 30, 2010 among PROLOGIS, a Maryland real estate investment trust (“ProLogis”), the other Loan Parties listed on the signature pages hereof, the undersigned Lenders, BANK OF AMERICA, N.A., as Global Administrative Agent, Collateral Agent, U.S. Funding Agent, U.S. Swing Line Lender, and a U.S. L/C Issuer, BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Funding Agent and a Canadian L/C Issuer, THE ROYAL BANK OF SCOTLAND PLC (successor to ABN AMRO Bank N.V.), as a Global Co-Syndication Agent, ABN AMRO BANK, N.V., as Euro Funding Agent, Euro Swing Line Lender, and a Euro L/C Issuer, and SUMITOMO MITSUI BANKING CORPORATION, as a Global Co-Syndication Agent, Yen Funding Agent, KRW Funding Agent, and a Yen L/C Issuer.
R E C I T A L S
A.	ProLogis, various affiliates thereof, various lenders and various agents are parties to a Global Senior Credit Agreement dated as of October 6, 2005 (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”).

B.	Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement, as amended hereby.

C.	Borrowers and Credit Parties desire to amend certain provisions contained in the Credit Agreement, in each case subject to the terms and conditions set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is amended as set forth below in this Section 1.
     (a) The definitions of “Adjusted EBITDA”, “Debt Service”, “Eligible Consolidated Subsidiary”, “Equity Interests”, “Indebtedness”, “Interest Expense”, “Investment”, “NOI,” “Permitted Liens”, “Total Asset Value”, “Unencumbered Debt Service,” “Unencumbered Debt Service Coverage Ratio” and “Unencumbered NOI” are amended in their entirety to read as follows, respectively:
     “Adjusted EBITDA” means, for the Companies on a consolidated basis, net earnings before Preferred Dividends, plus amounts that have been deducted, and minus amounts that have been added for the following (without duplication):
     (a) Non-recurring losses (gains) from Dispositions of assets (excluding Dispositions to any Property Fund and Dispositions to third parties in connection with the Companies’ development business);
     (b) Losses (gains) resulting from foreign currency exchange effects of settlement of Indebtedness and mark-to-market adjustments associated with (i) intercompany Indebtedness between ProLogis and any of its Consolidated Subsidiaries and Unconsolidated Affiliates, (ii) third party Indebtedness of ProLogis and its Consolidated Subsidiaries, and (iii) Swap Contracts (other than those entered into for purely speculative purposes);
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     (c) Arrangement fees, amendment fees and costs incurred in connection with the negotiation, documentation, and/or closing of this Agreement and any amendment, supplement or other modification hereto;
     (d) Fees and costs incurred in connection with the negotiation, documentation, and/or closing of each capital market offering, redemption of Indebtedness, business combination, and consent solicitation;
     (e) Losses (gains) from early extinguishment of Indebtedness; and
     (f) Losses (earnings) attributable to Unconsolidated Affiliates;
plus Allowed Unconsolidated Affiliate Earnings, plus all amounts deducted in calculating net earnings for Interest Expense (including cash and non-cash amounts), provisions for taxes based on income (including deferred income taxes), provisions for unrealized gains and losses, depreciation and amortization and the effect of any other non-cash item minus the amount, if any, by which Allowed Unconsolidated Affiliate Earnings exceed twenty-five percent (25%) of the total of all of the foregoing. Notwithstanding the above, non-cash losses (gains) and any non-cash impairment of Investments, intangible assets, including goodwill, or other assets shall be added back to (in the case of write-downs, impairment charges, and losses) or deducted from (in the case of gains) Adjusted EBITDA to the extent deducted (added) in the calculation of net earnings or Adjusted EBITDA (but without duplication).
     “Debt Service” means, for any Person for any period, the sum of the cash portion of Interest Expense (excluding, to the extent included therein, amortized fees previously paid in cash) plus any regularly scheduled principal payments on Indebtedness; provided that Debt Service shall not include Excluded Debt Service.
     “Eligible Consolidated Subsidiary” means a Consolidated Subsidiary (a) of which at least ninety percent (90%) of all of the issued and outstanding voting and beneficial Equity Interests are owned, directly or indirectly, by ProLogis free and clear of any Liens (other than Permitted Liens) and (b) that has no Indebtedness other than (i) Designated Senior Debt, (ii) Non-Recourse Debt, (iii) Indebtedness arising out of assessment bonds, and (iv) Indebtedness (A) to ProLogis, (B) to a Subsidiary Guarantor, (C) to a Finance Subsidiary, (D) that is pledged pursuant to Section 12.14, and/or (E) that is not required to be pledged pursuant to Section 12.14 but is owed to another Eligible Consolidated Subsidiary. For the avoidance of doubt, if two or more Persons would be Eligible Consolidated Subsidiaries except that they have Indebtedness among themselves, the existence of such Indebtedness shall not, in and of itself, disqualify any such Person from being an Eligible Consolidated Subsidiary.
     “Equity Interests” means, with respect to any Person, all shares of capital stock of (or other ownership or profit interests in) such Person, all warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person, and all other ownership, beneficial or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, in each case to the extent then outstanding; provided that the convertible senior notes of ProLogis that are outstanding as of the Fourth Amendment Effective Date shall not constitute Equity Interests unless such notes are converted into capital stock of ProLogis.
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     “Indebtedness” means for any Person, without duplication, all monetary obligations of such Person, excluding trade payables and accrued expenses (including deferred tax liabilities except as expressly provided below) incurred in the ordinary course of business or for which reserves in accordance with GAAP or otherwise reasonably acceptable to Global Administrative Agent have been provided, (a) for borrowed money, (b) evidenced by bonds, debentures, notes, or similar instruments, (c) to pay the deferred purchase price of property or services except (i) obligations incurred in the ordinary course of business to pay the purchase price of stock so long as such obligations are paid within customary settlement terms, and (ii) obligations to purchase stock (other than stock of ProLogis or any of its Consolidated Subsidiaries or Affiliates) pursuant to subscription or stock purchase agreements in the ordinary course of business, (d) secured by a Lien existing on any property of such Person, whether or not such obligation shall have been assumed by such Person; provided that the amount of any Indebtedness under this clause (d) that has not been assumed by such Person shall be equal to the lesser of the stated amount of such Indebtedness or the fair market value of the property securing such Indebtedness, (e) arising under Capital Leases to the extent included on a balance sheet of such Person, (f) arising under Swap Contracts, excluding interest rate contracts entered into to hedge Indebtedness, net of obligations owed to such Person under non-excluded Swap Contracts, (g) arising under any Guarantee of such Person (other than (i) endorsements in the ordinary course of business of negotiable instruments or documents for deposit or collection, (ii) indemnification obligations and purchase price adjustments pursuant to acquisition agreements entered into in the ordinary course of business and (iii) any Guarantee of Liabilities of a third party that do not constitute Indebtedness), and (h) Settlement Debt. The amount of any Indebtedness shall be determined without giving effect to any mark-to-market increase or decrease resulting from the purchase accounting impact of corporate or portfolio acquisitions or any mark-to-market remeasurement of the amount of any Indebtedness denominated in a Foreign Currency. Indebtedness shall not include obligations under any assessment, performance, bid or surety bond or any similar bonding obligation.
     “Interest Expense” means, for any Person for any period, without duplication, (a) all interest expense on such Person’s Indebtedness (whether direct, indirect, or contingent, and including interest on all convertible Liabilities), plus (b) Restricted Payments of any kind or character with respect to, and other proceeds paid or payable in respect of, any Disqualified Stock.
     “Investment” means any investment in any Person, Property, or other asset, whether by means of stock, purchase, loan, advance, extension of credit, capital contribution, or otherwise. The amount of any Investment shall be determined in accordance with GAAP; provided that the amount of the Investment in any Property shall be calculated based upon the undepreciated Investment in such Property.
     “NOI” means, for any period and any Property, the difference (if positive) between (a) any rents, proceeds (other than proceeds from Dispositions), expense reimbursements, or income received from such Property (but excluding security or other deposits, late fees, early lease termination, or other penalties of a non-recurring nature), less (b) all costs and expenses (including interest on assessment bonds) incurred as a result of, or in connection with, the development, operation, or leasing of such Property (but excluding depreciation, amortization, Interest Expense and Capital Expenditures and other capitalized costs).
     “Permitted Liens” means (a) Liens granted to any Agent to secure the Obligations, (b) pledges or deposits made to secure payment of worker’s compensation (or to participate in any fund in connection with worker’s compensation insurance), unemployment insurance,
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pensions, or social security programs, (c) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, provided that such items do not materially impair the use of such property for the purposes intended and none of which is violated in any material respect by existing or proposed structures or land use, (d) Liens for taxes not yet due and payable or being contested in good faith by appropriate proceedings diligently conducted, and for which reserves in accordance with GAAP or otherwise reasonably acceptable to Global Administrative Agent have been provided, (e) Liens imposed by mandatory provisions of law such as for materialmen’s, mechanic’s, warehousemen’s, and other like Liens arising in the ordinary course of business, securing payment of any Liability whose payment is not yet due, (f) Liens on Properties where the applicable Company or Unconsolidated Affiliate is insured against such Liens by title insurance or other similar arrangements satisfactory to Global Administrative Agent, (g) Liens securing assessments or charges payable to a property owner association or similar entity, which assessments are not yet due and payable or are being contested in good faith by appropriate proceedings diligently conducted, and for which reserves in accordance with GAAP or otherwise reasonably acceptable to Global Administrative Agent have been provided, (h) Liens securing assessment bonds, (i) Liens granted to ProLogis or any Subsidiary Guarantor by any other Company or any Unconsolidated Affiliate, (j) pledges of Equity Interests granted to any Finance Subsidiary or to International Finance to secure intercompany Indebtedness, (k) pledges of intercompany indebtedness granted by any Finance Subsidiary to any other Finance Subsidiary or to International Finance, (l) leases to tenants of space in Properties that are entered into in the ordinary course of business, (m) any netting or set-off arrangement entered into by any Company in the normal course of its banking arrangements for the purpose of netting debit and credit balances, or any set-off arrangement which arises by operation of law as a result of any Company opening a bank account, (n) any title transfer or retention of title arrangement entered into by any Company in the normal course of its trading activities on the counterparty’s standard or usual terms, (o) Liens over goods and documents of title to goods arising out of letter of credit transactions entered into in the ordinary course of business, (p) Liens securing Settlement Debt in an aggregate amount not at any time exceeding $250,000,000, (q) any Lien which secures the Obligations and some or all of the Designated Senior Debt on a pari passu basis, (r) Liens securing Indebtedness that has been pledged to Collateral Agent for the benefit of all Designated Senior Debt, and (s) any Lien granted to any Company (other than ProLogis or a Subsidiary Guarantor) by any other Company so long as the holder of such Lien has agreed in writing that it will, upon the request of the Company granting such Lien, subordinate such Lien (on terms reasonably satisfactory to Global Administrative Agent) to any Lien of Global Administrative Agent on the relevant property.
     “Total Asset Value” means, as of any date for the Companies on a consolidated basis, the total (without duplication) of the following:
     (a) the quotient of (A) the sum of the most recent fiscal quarter’s NOI from Stabilized Industrial Properties multiplied by four (4), divided by (B) the applicable Capitalization Rate; plus
     (b) the sum of (i) one hundred percent (100%) of the undepreciated book value of each Transition Property for the first twelve (12) months following the date such Property became a Transition Property, (ii) seventy-five percent (75%) of the undepreciated book value of each Transition Property that has been a Transition Property for at least twelve (12) months but less than twenty-four (24) months, and (iii) fifty percent (50%) of the undepreciated book value of each Transition Property that has been a Transition Property for at least twenty-four (24) months; plus
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     (c) the amount of all other Investments in Properties under construction, Retail Properties, and Properties subject to a ground lease with a Person that is not an Affiliate of ProLogis, as lessee, each on an undepreciated book basis; plus
     (d) the book value of raw land; plus
     (e) the book value of the Companies’ Investments in Unconsolidated Affiliates; plus
     (f) the product of (A) management fee income of the Companies for the most recent fiscal quarter multiplied by (B) four, multiplied by (C) eight; plus
     (g) the value, if positive, of the Companies’ Swap Contracts, excluding interest rate contracts entered into to hedge Indebtedness, net of obligations owing by the Companies under non-excluded Swap Contracts, plus
     (h) to the extent not included in clauses (a) through (g) above, (i) restricted funds that are held in escrow pending the completion of tax-deferred exchange transactions involving operating Properties, (ii) infrastructure costs related to projects that a Company is developing on behalf of others, (iii) costs incurred related to future development projects, including purchase options on land, (iv) the corporate office buildings of ProLogis and its Subsidiaries, and (v) earnest money deposits associated with potential acquisitions; plus
     (i) Cash and Cash Equivalents; minus
     (j) the amount, if any, by which the amount in clause (e) above exceeds fifteen percent (15%) of the sum of clauses (a) through (i) above.
     For the avoidance of doubt, with respect to each of clauses (b) through (j) (other than clause (f)) above, impairments pursuant to GAAP shall be included.
     “Unencumbered Debt Service” means, for any period, the total for such period of all Debt Service in respect of all Unsecured Debt of the Companies.
     “Unencumbered Debt Service Coverage Ratio” means, as of the last day of any fiscal quarter, the ratio of (a) Unencumbered NOI minus Unencumbered Capital Expenditures to (b) Unencumbered Debt Service, in each case for the four (4) fiscal quarters ending on the date of determination.
     “Unencumbered NOI” means, for any period, the total for such period of (a) the NOI of all Unencumbered Properties of the Companies; provided that this clause (a) shall not include any NOI that is subject to any Lien (other than Permitted Liens); plus (b) the management fees of the Companies that are not subject to any Lien (other than Permitted Liens) less related expenses; plus (c) Allowed Unconsolidated Affiliate Earnings that are not subject to any Lien (other than Permitted Liens); minus (d) the amount, if any, by which the sum of the amounts of clauses (b) and (c) above exceeds forty percent (40%) of the sum of the amounts of clauses (a), (b) and (c) above.
     (b) The following definitions are added to Section 1.1 in proper alphabetical sequence:
     “Debt Ratio” has the meaning specified in Section 13.10.5.
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     “Fourth Amendment” means the Fourth Amendment to Global Senior Credit Agreement dated as of June ___, 2010 among ProLogis, other Loan Parties, Global Administrative Agent, the Funding Agents, and the Lenders party thereto.
     “Fourth Amendment Effective Date” means the date on which all conditions precedent to the effectiveness of the Fourth Amendment have been satisfied or waived.
     “Qualified NOI” means, as of the last day of any fiscal quarter, the sum of (i) the NOI of all Unencumbered Properties of ProLogis and (ii) the Companies’ Share of the NOI of all Unencumbered Properties of the Eligible Consolidated Subsidiaries, in each case for the four (4) fiscal quarters ending on the date of determination; provided that (a) Qualified NOI shall not include any NOI that is subject to any Lien (other than Permitted Liens), and (b) there shall be deducted from Qualified NOI amounts attributable to Unencumbered Properties located outside the United States (“Foreign NOI”) so that Foreign NOI does not exceed fifty-five percent (55%) of Qualified NOI.
     “Unencumbered Capital Expenditures” means, for any period, the total for such period of the Capital Expenditures associated with all Unencumbered Properties of the Companies (except for Unencumbered Properties where the tenant is responsible for capital expenditures).
     (c) The definitions of “Unencumbered Pool Asset Value” and “Unencumbered Pool Properties” are deleted from Section 1.1.
     (d) Section 8.2 is amended by (i) changing the caption thereof to read in its entirety as follows: “Termination or Reduction of Commitments and Removal of a Borrower; Changes to Extended Commitments”; (ii) designating the existing text thereof as Section 8.2.1 with the caption “Termination or Reduction; Removal.” (and changing all references in the Credit Agreement or any other Loan Document to “Section 8.2” of the Credit Agreement to be references to “Section 8.2.1” of the Credit Agreement); and (iii) adding the following new Section 8.2.2 in proper numerical sequence:
     8.2.2 Changes to Extended Commitments.
     Notwithstanding any other provision of this Agreement, unless otherwise specified in writing by ProLogis in the notice of reduction of the Aggregate Tranche Commitment under a Tranche pursuant to Section 8.2.1, no reduction of the Aggregate Tranche Commitment under the U.S. Tranche, the Euro Tranche or the Yen Tranche after the Third Amendment Effective Date and prior to the Initial Maturity Date shall reduce the Extended Commitment of any Lender under such Tranche. In furtherance of the foregoing, (a) each Lender with an Extended Commitment under any Tranche agrees that, unless otherwise specified by ProLogis in a reduction notice referred to above, no reduction of the Aggregate Tranche Commitment under such Tranche after the Third Amendment Effective Date and prior to the Initial Maturity Date shall reduce the Extended Commitment of such Lender under such Tranche; (b) ProLogis and each Lender with an Extended Commitment agree that if a reduction of the Aggregate Tranche Commitment under a Tranche results in the Extended Commitment of such Lender under such Tranche exceeding the Initial Commitment of such Lender under such Tranche, then (i) such excess shall not be available hereunder until the Initial Maturity Date and (ii) such excess shall be available on and after the Initial Maturity Date, subject to (x) any reduction thereof due to a reduction in the applicable Aggregate Tranche Commitment (I) after the Third Amendment Effective Date and prior to the Initial Maturity Date that ProLogis specified was to reduce the applicable Extended Commitments or (II) on or after the Initial Maturity Date, (y) any assignment by such Lender in accordance with the terms hereof and (z) termination of the Commitments pursuant to
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Section 14.2; and (c) ProLogis agrees that prior to the Initial Maturity Date, each of the facility fee and the additional facility fee payable pursuant to Section 8.5.1(a) and Section 8.5.1(b), respectively, to a Lender with an Extended Commitment under a Tranche that is greater than such Lender’s Initial Commitment under such Tranche shall be calculated based upon the amount of such Lender’s Extended Commitment under such Tranche even though a portion thereof may not be currently available.
     (e) Section 11.19 is deleted.
     (f) Clause (b) of Section 12.2 is amended in its entirety to read as follows:
     (b) concurrently with the delivery of each set of financial statements referred to in Sections 12.1(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of ProLogis;
     (g) Section 12.14 is amended in its entirety to read as follows:
     12.14 Collateral.
     Within thirty days (30) after the end of each fiscal quarter during the term of this Agreement, ProLogis shall cause each Borrower (other than International Finance and any Finance Subsidiary) to grant to Collateral Agent, for the benefit of all Designated Senior Debt, on a pari passu basis, a first-priority Lien in all Indebtedness (a) in excess of $10,000,000 payable to such Borrower by each Consolidated Subsidiary that does not Guarantee all of the Obligations and (b) in excess of $25,000,000 payable to such Borrower by each Unconsolidated Affiliate (and its Consolidated Subsidiaries), in each case except to the extent that the granting of such Lien (x) is not permitted by applicable Laws or (y) would result in material adverse tax consequences to ProLogis, any Company or any Unconsolidated Affiliate; provided that, except for PLD Europe Finance B.V., ProLogis U.K. Funding B.V. and ProLogis U.K. Funding II B.V. (in each case to the extent such Company is required to grant a Lien pursuant to the foregoing provisions of this Section 12.14), no Borrower that is organized under the Laws of the United Kingdom or a Participating Member State shall be required to grant any Lien to Collateral Agent pursuant to this Section 12.14.
     (h) Section 13.5 is amended in its entirety to read as follows:
     13.5 Restricted Payments. ProLogis shall not, and shall not permit any other Company to, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, if a Default exists or would result therefrom, except that:
     (a) any Consolidated Subsidiary may at any time make Restricted Payments to ProLogis or another Consolidated Subsidiary;
     (b) any Company may at any time declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;
     (c) any Company may at any time purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests;
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     (d) ProLogis may at any time pay cash dividends and make other cash distributions to the holders of its Equity Interests in an amount not to exceed in the aggregate the greater of (i) ninety-five percent (95%) of the aggregate, cumulative “Funds from Operations” (excluding non-cash impairment charges, write-downs, or losses) of ProLogis as reported to its shareholders in either the annual report of ProLogis filed by or on behalf of ProLogis with the SEC on a Form 10-K or the quarterly investment package prepared for the holders of its Equity Interests after December 31, 2008, and (ii) the amount of Restricted Payments required to be paid by ProLogis in order for ProLogis to eliminate its REIT taxable income and/or to maintain its status as a REIT; and
     (e) any Company may at any time make non-cash Restricted Payments in connection with employee and trustee stock option plans or similar employee or trustee incentive arrangements.
     (i) Clauses (a) and (b) of Section 13.8 are amended in their entirety to read as follows:
     (a) ProLogis shall not, and shall not permit any other Company to, grant a Lien (other than Permitted Liens) to any Person on (i) any Property with Unencumbered NOI that is used in the calculation of Unencumbered Debt Service Coverage Ratio or the Debt Ratio or (ii) the Equity Interests of any Company (other than ProLogis) if the Unencumbered NOI of such Company is used in the calculation of Unencumbered Debt Service Coverage Ratio or the Debt Ratio.
     (b) ProLogis shall not, and shall not permit any other Company to, enter into any negative pledge or other agreement with any other Person such that ProLogis or any Company that is an Affiliate Borrower, a Subsidiary Guarantor or an Eligible Consolidated Subsidiary shall be prohibited from granting to Global Administrative Agent, for the benefit of the Credit Parties, a first-priority Lien in (i) Property with Unencumbered NOI that is used in the calculation of Unencumbered Debt Service Coverage Ratio or the Debt Ratio, or (ii) the Equity Interests of any Company (other than ProLogis) if the Unencumbered NOI of such Company is used in the calculation of Unencumbered Debt Service Coverage Ratio or the Debt Ratio; provided that the foregoing shall not apply to restrictions in any Designated Senior Debt that require that any Liens on any property, assets, or revenues of any Company secure such Designated Senior Debt on a pari passu basis. Nothing herein should be construed as creating a Lien.
     (j) Section 13.10 is amended by (i) amending Section 13.10.2 in its entirety to read as follows:
     13.10.2 Consolidated Leverage Ratio. ProLogis shall not permit the Consolidated Leverage Ratio, as of the last day of any fiscal quarter, to be greater than the Maximum Leverage Ratio.
and (ii) adding the following Section 13.10.5 to the end of such section:
     13.10.5 Debt Ratio. ProLogis shall not permit the following ratio (expressed as a percentage), as of the last day of any fiscal quarter, to be less than fourteen percent (14%): (a) Qualified NOI as of the last day of the most recent fiscal quarter then ended, to (b) the sum (without duplication) of the following: (i) the Dollar Equivalent of the Total Global Outstandings; plus (ii) all Settlement Debt; plus (iii) the amount of any assessment bonds secured by Liens on any Unencumbered Property of ProLogis or any Eligible Consolidated Subsidiary to the extent the applicable Company is in material default under the terms thereof; plus (iv) the Dollar
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Equivalent amount of any other Indebtedness of ProLogis (excluding (A) intercompany Indebtedness and (B) Non-Recourse Debt and obligations related thereto) maturing within one (1) year after the applicable date of determination. ProLogis agrees that it shall not cause any Indebtedness to cease to constitute Designated Senior Debt if doing so would cause ProLogis to be in violation of this Section 13.10.5 on a pro forma basis without the prior written consent of the Global Administrative Agent.
     (k) Section 13.11 is amended in its entirety to read as follows:
     13.11 [Reserved.]
     (l) Schedule 1.1-2 is deleted and Schedule 1.1-1 is renumbered to be Schedule 1.1.
     (m) In furtherance of Section 5 of this Amendment, Schedule 2.1-1 is replaced by Schedule 2.1-1 hereto.
     (n) Exhibit C is replaced by Exhibit C hereto.
2. RATIFICATIONS. Each Borrower (including ProLogis in its capacities as a Guarantor under the Parent Guaranty and a Pledgor under the Pledge Agreement executed by ProLogis and each other Borrower in its capacity as a Pledgor under the Pledge Agreement executed by such Borrower) (a) ratifies and confirms all provisions of the Loan Documents to which it is a party as amended by this Amendment and (b) confirms that no guaranty or Lien granted, conveyed, or assigned by such Borrower to any of the Credit Parties under the Loan Documents is released, reduced, or otherwise adversely affected by this Amendment and that each such guaranty or Lien continues to guarantee and secure full payment and performance of the present and future Obligations of Borrowers as set forth under the Loan Documents.
3. REPRESENTATIONS.
     Each Borrower represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by such Borrower; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by such Borrower of this Amendment; (c) the Loan Documents to which such Borrower is a party, as amended by this Amendment, are valid and binding upon such Borrower and are enforceable against such Borrower in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by such Borrower of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Law, order of any Governmental Authority, or material agreement to which such Borrower is a party or by which such Borrower is bound; (e) all representations and warranties of such Borrower in the Loan Documents to which such Borrower is a party, as amended by this Amendment, are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speaks to a different specific date or (ii) the facts on which any of them was based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Amendment, no Default exists.
4. CONDITIONS. This Amendment shall be effective on the date (the “Amendment Effective Date”) on which each of the following conditions is satisfied:
     (a) this Amendment is executed by each Borrower, Global Administrative Agent, the Required Lenders and Lenders that hold more than fifty percent (50%) of the Dollar Equivalent of the aggregate Extended Commitments;
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     (b) each Subsidiary Guarantor executes a ratification and confirmation in form and substance reasonably acceptable to Global Administrative Agent;
     (c) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speaks to a different specific date, or (ii) the facts on which any of them was based have been changed by transactions contemplated or permitted by the Credit Agreement;
     (d) there shall not have been any event or circumstance since the date of the Audited Financial Statements that has had or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;
     (e) all fees required to be paid on or before the Amendment Effective Date shall have been paid; and
     (f) both before and after giving effect to this Amendment, no Default exists.
5. TERMINATION, REDUCTION AND REALLOCATION OF TRANCHE COMMITMENTS.
     On the Amendment Effective Date, (a) the KRW Aggregate Commitments and the Canadian Aggregate Commitments shall terminate; (b) the Euro Aggregate Commitments shall be reduced by EUR370,000,000 (and the Euro Commitment of each Euro Lender shall be reduced by its Applicable Tranche Percentage of such amount); and (c) the Yen Aggregate Commitments shall be reduced by ¥61,000,000,000 (and the Yen Commitment of each Yen Lender shall be reduced by its Applicable Tranche Percentage of such amount).
6. CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms, subject to Debtor Relief Laws and general principles of equity. Upon the effectiveness hereof, all references in the Loan Documents to the “Credit Agreement” or similar terms shall be references to the Credit Agreement as amended by this Amendment.
7. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed — and its performance enforced — under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. A signature page hereto delivered by facsimile or electronic mail shall be effective as delivery of a manually-signed counterpart hereof.
8. PARTIES. This Amendment binds and inures to the benefit of the parties hereto and their respective successors and permitted assigns.
9. ENTIRETIES. The Credit Agreement and the other Loan Documents, as amended by this Amendment, represent the final agreement among the parties about the subject matter of the Credit Agreement and the other Loan Documents and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
ProLogis Global Fourth Amendment

[Remainder of Page Intentionally Left Blank;
Signature Pages Follow.]
ProLogis Global Fourth Amendment

U.S. TRANCHE BORROWER SIGNATURES
PROLOGIS,
a Maryland real estate investment trust
PLD INTERNATIONAL INCORPORATED,
a Delaware corporation
PLD INTERNATIONAL FINANCE LLC,
a Delaware limited liability company
PROLOGIS JAPAN FINANCE INCORPORATED,
a Delaware corporation
PROLOGIS CANADA INVESTMENT 11 TRUST,
a Maryland business trust
PROLOGIS CANADA INVESTMENT 12 TRUST,
a Maryland business trust
PROLOGIS CANADA INVESTMENT 13 TRUST,
a Maryland business trust
PROLOGIS CANADA INVESTMENT 14 TRUST,
a Maryland business trust
PROLOGIS CANADA INVESTMENT 15 TRUST,
a Maryland business trust
PROLOGIS CANADA INVESTMENT 16 TRUST,
a Maryland business trust
Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

PROLOGIS LOGISTICS SERVICES
INCORPORATED,
a Delaware corporation
PROLOGIS FINANCE LLC,
a Delaware limited liability company,
by ProLogis, its managing member

By:	/s/ Phillip D. Joseph, Jr.
	Name:	Phillip D. Joseph, Jr.
	Title:	Senior Vice President and Treasurer

U.S. TRANCHE BORROWER SIGNATURES (CONT’D)
PROLOGIS FINANCE-PALMTREE LLC,
a Delaware limited liability company,
by ProLogis, its managing member
PLD CANADIAN FUNDING US LLC,
a Delaware limited liability company,
by PLD International Finance LLC, its sole member

By:	/s/ Phillip D. Joseph, Jr.
	Name:	Phillip D. Joseph, Jr.
	Title:	Senior Vice President and Treasurer

PLD EUROPE FINANCE B.V.,
Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

a Netherlands private company with limited liability
PROLOGIS UK FUNDING II B.V.,
a Netherlands private company with limited liability

By:	/s/ Peter Ruijgrok
	Name:	ProLogis Directorship II B.V. In turn represented by Peter Ruijgrok
	Title:	Managing Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

EURO TRANCHE BORROWER SIGNATURES
PLD EUROPE FINANCE B.V.,
a Netherlands private company with limited liability
PLD EUROPE FINANCE II B.V.,
a Netherlands private company with limited liability
PROLOGIS UK FUNDING II B.V.,
a Netherlands private company with limited liability
PROLOGIS UK FUNDING III B.V.,
a Netherlands private company with limited liability

By:	/s/ Peter Ruijgrok
	Name:	ProLogis Directorship II B.V.
In turn represented by Peter Ruijgrok
	Title:	Managing Director

PROLOGIS,

a Maryland real estate investment trust

PLD INTERNATIONAL INCORPORATED,

a Delaware corporation

PLD INTERNATIONAL FINANCE LLC,

a Delaware limited liability company

PROLOGIS JAPAN FINANCE INCORPORATED,

a Delaware corporation

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

By:	/s/ Phillip D. Joseph, Jr.
	Name:	Phillip D. Joseph, Jr.
	Title:	Senior Vice President and Treasurer

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

YEN TRANCHE BORROWER SIGNATURES
MAISHIMA THREE SPECIAL PURPOSE
COMPANY, a Japanese company
NARASHINO THREE SPECIAL PURPOSE
COMPANY, a Japanese company
NARITA THREE SPECIAL PURPOSE COMPANY,
a Japanese company
PROLOGIS MISATO SPECIAL PURPOSE
COMPANY, a Japanese company
PROLOGIS TOKONAME SPECIAL PURPOSE
COMPANY, a Japanese company
ICHIKAWA ONE SPECIAL PURPOSE COMPANY,
a Japanese company
TAKATSUKI TWO SPECIAL PURPOSE COMPANY,
a Japanese company
IWANUMA ONE SPECIAL PURPOSE COMPANY,
a Japanese company
ZAMA ONE SPECIAL PURPOSE COMPANY, a
Japanese company
KITA NAGOYA SPECIAL PURPOSE COMPANY,
a Japanese company
ICHIKAWA TWO SPECIAL PURPOSE COMPANY,
a Japanese company
Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

By:	/s/ Kazuhiro Tsutsumi
	Name:	Kazuhiro Tsutsumi
	Title:	Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

YEN TRANCHE BORROWER SIGNATURES (CONT’D)

PROLOGIS TOKYO FINANCE INVESTMENT LIMITED PARTNERSHIP,
a Japanese company,

by ProLogis Tokyo Finance LLC

PROLOGIS,

a Maryland real estate investment trust

PROLOGIS JAPAN FINANCE INCORPORATED,

a Delaware corporation

PLD INTERNATIONAL INCORPORATED,

a Delaware corporation

By:	/s/ Phillip D. Joseph, Jr.
	Name:	Phillip D. Joseph, Jr.
	Title:	Senior Vice President and Treasurer

PLD EUROPE FINANCE B.V., a Netherlands private company with limited liability PROLOGIS UK FUNDING II B.V., a Netherlands private company with limited liability
By:	/s/ Peter Ruijgrok
	Name:	ProLogis Directorship II B.V.
In turn represented by Peter Ruijgrok
	Title:	Managing Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

KRW TRANCHE BORROWER SIGNATURES

PLD ANSUNG LLC,	SEAL
a Korean limited liability company

PLD ASAN LLC,	SEAL
a Korean limited liability company

PLD BAEKAM LLC,	SEAL
a Korean limited liability company

PLD CHEONAN LLC,	SEAL
a Korean limited liability company

PLD DEOKPYUNG LLC,	SEAL
a Korean limited liability company

PLD DEOKPYUNG 2 LLC,	SEAL
a Korean limited liability company

PLD GONJIAM LLC,	SEAL
a Korean limited liability company

PLD INCHEON LLC,	SEAL
a Korean limited liability company

PLD NAMYANGJU LLC,	SEAL
a Korean limited liability company

PLD OJUNG LLC,	SEAL
a Korean limited liability company

PLD OKCHEON LLC,	SEAL
a Korean limited liability company

PLD YONGIN LLC,	SEAL
a Korean limited liability company
Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

PROLOGIS KOREAN MANAGEMENT LLC, SEAL a Korean limited liability company
By:	/s/ Sunwoo Nam
	Name:	Sunwoo Nam, on behalf of all entities listed above
	Title:	Managing Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

                              CANADIAN TRANCHE BORROWER SIGNATURES
PROLOGIS CANADA INVESTMENT 3 TRUST,
a Maryland business trust
PROLOGIS CANADA INVESTMENT 6 TRUST,
a Maryland business trust
PROLOGIS CANADA INVESTMENT 8 TRUST,
a Maryland business trust
PROLOGIS CANADA INVESTMENT 9 TRUST,
a Maryland business trust
PROLOGIS CANADA INVESTMENT 10 TRUST,
a Maryland business trust,
PROLOGIS CANADA INVESTMENT 11 TRUST,
a Maryland business trust
PROLOGIS CANADA INVESTMENT 12 TRUST,
a Maryland business trust
PROLOGIS CANADA INVESTMENT 13 TRUST,
a Maryland business trust
PROLOGIS CANADA INVESTMENT 14 TRUST,
a Maryland business trust
PROLOGIS CANADA INVESTMENT 15 TRUST,
a Maryland business trust
PROLOGIS CANADA INVESTMENT 16 TRUST,
ProLogis Global Fourth Amendment

a Maryland business trust
PROLOGIS FINANCE LLC,
a Delaware limited liability company,
by ProLogis, its managing member
PROLOGIS FINANCE-PALMTREE LLC,
a Delaware limited liability company,
by ProLogis, its managing member
                              CANADIAN TRANCHE BORROWER SIGNATURES (CONT’D)

PLD CANADIAN FUNDING US LLC, a Delaware limited liability company, by PLD International Finance LLC, its sole member
By:	/s/ Phillip D. Joseph, Jr.
	Name:	Phillip D. Joseph, Jr.
	Title:	Senior Vice President and Treasurer

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

AGENT: BANK OF AMERICA, N.A., as Global Administrative Agent
By:	/s/ Will T. Bowers, Jr.
Will T. Bowers, Jr., Senior Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

LENDERS: BANK OF AMERICA, N.A., as a U.S. Lender and a Euro Lender BANK OF AMERICA, N.A., TOKYO BRANCH, as a Yen Lender BANK OF AMERICA, N.A., SEOUL BRANCH, as a KRW Lender
By:	/s/ Will T. Bowers, Jr.
Will T. Bowers, Jr., Senior Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

BANK OF CHINA, NEW YORK BRANCH, as a U.S. Lender
By:	/s/ William W. Smith
	Name:	William W. Smith
	Title:	Deputy General Manager

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE BANK OF NOVA SCOTIA, as a U.S. Lender
By:	/s/ Jed Richardson
	Name:	Jed Richardson
	Title:	Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

BANQUE LBLUX S.A., as a U.S. Lender
By:	/s/ Redwan Talbi
	Name:	Redwan Talbi
	Title:	Head of Real Estate & Structured Finance

By:	/s/ Steffen Kschischenk
	Name:	Steffen Kschischenk
	Title:	Credit Analyst

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

BARCLAYS BANK PLC, as a U.S. Lender
By:	/s/ Naom Azachi
	Name:	Naom Azachi
	Title:	Assistant Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a U.S. Lender
By:	/s/ John A Wain
	Name:	John A Wain
	Title:	Managing Director

By:	/s/ Daniel J. Reddy
	Name:	Daniel J. Reddy
	Title:	Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

CITICORP NORTH AMERICA, INC., as a U.S. Lender
By:	/s/ John Rowland
	Name:	John Rowland
	Title:	Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

DEUTSCHE BANK, AG, NEW YORK BRANCH, as a U.S. Lender
By:	/s/ J.T. Johnston Coe
	Name:	J.T. Johnston Coe
	Title:	Managing Director

By:	/s/ Joanna Soliman
	Name:	Joanna Soliman
	Title:	Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

E. SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a U.S. Lender
By:	/s/ Benjamin Lin
	Name:	Benjamin Lin
	Title:	EVP & GM

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

GOLDMAN SACHS BANK USA, as a U.S. Lender
By:	/s/ John Makrinos
	Name:	John Makrinos
	Title:	Authorized Signatory

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as a U.S. Lender
By:	/s/ Conor Lineman
	Name:	Conor Lineman
	Title:	Director

By:	/s/ Robert D. Gominiak
	Name:	Robert D. Gominiak
	Title:	Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

ING REAL ESTATE FINANCE (USA) LLC, as a U.S. Lender
By:	/s/ R. William Knickerbocker
	Name:	R. William Knickerbocker
	Title:	Director

By:	/s/ Elizabeth M. Whitworth
	Name:	Elizabeth M. Whitworth
	Title:	Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

JPMORGAN CHASE BANK, N.A., as a U.S. Lender
By:	/s/ Kimberly Turner
	Name:	Kimberly Turner
	Title:	Executive Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

MORGAN STANLEY BANK, N.A., as a U.S. Lender
By:	/s/ Ryan Vetsch
	Name:	Ryan Vetsch
	Title:	Authorized Signatory

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

MORGAN STANLEY SENIOR FUNDING INC., as a U.S. Lender
By:	/s/ Ryan Vetsch
	Name:	Ryan Vetsch
	Title:	Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC, as a U.S. Lender
By:	/s/ Stewart Whitman
	Name:	Stewart Whitman
	Title:	MD

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

SUMITOMO MITSUI BANKING CORPORATION, as a U.S. Lender
By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	General Manager

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

WELLS FARGO BANK, N.A., successor-by-merger to Wachovia Bank, N.A., as a U.S. Lender
By:	/s/ Allison Gallagher
	Name:	Allison Gallagher
	Title:	Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

LENDERS:

THE ROYAL BANK OF SCOTLAND N.V., CANADA BRANCH, as a Canadian Lender
By:	/s/ Francois Bienvenue
	Name:	Francois Bienvenue
	Title:	Vice President

By:	/s/ Michel Hylands
	Name:	Michel Hylands
	Title:	Managing Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

BANK OF AMERICA, N.A., acting through its Canada branch, as a Canadian Lender
By:	/s/ Medina Sales De Andrade
Medina Sales De Andrade, Assistant Vice
President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE BANK OF NOVA SCOTIA, as a Canadian Lender
By:	/s/ Jed Richardson
	Name:	Jed Richardson
	Title:	Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

CITIBANK, N.A., CANADIAN BRANCH, as a Canadian Lender
By:	/s/ Niyousha Zaninpour
	Name:	Niyousha Zaninpour
	Title:	Authorized Signer

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

DEUTSCHE BANK AG, CANADA BRANCH, as a Canadian Lender
By:	/s/ Rupert Gomes
	Name:	Rupert Gomes
	Title:	Vice President

By:	/s/ Marcellus Leung
	Name:	Marcellus Leung
	Title:	Assistant Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

JPMORGAN CHASE BANK, N.A., as a Canadian Lender
By:	/s/ Kimberly Turner
	Name:	Kimberly Turner
	Title:	Executive Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

MORGAN STANLEY SENIOR FUNDING, (NOVA SCOTIA) CO., as a Canadian Lender
By:	/s/ Melissa James
	Name:	Melissa James
	Title:	Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

UBS AG CANADA BRANCH, as a Canadian Lender
By:	/s/ Irja Otsa
	Name:	Irja Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

SUMITOMO MITSUI BANKING CORPORATION, as a Canadian Lender
By:	/s/ Alfred Lee
	Name:	Alfred Lee
	Title:	Senior Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

LENDERS: SCOTIABANK EUROPE PLC, as a Euro Lender
By:	/s/ John O’Connor
	Name:	John O’Connor
	Title:	Head of Credit Administration

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

BANQUE LBLUX S.A., as a Euro Lender
By:	/s/ Redwan Talbi
	Name:	Redwan Talbi
	Title:	Head of Real Estate & Structured Finance

By:	/s/ Steffen Kschischenk
	Name:	Steffen Kschischenk
	Title:	Credit Analyst

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

BARCLAYS BANK PLC, as a Euro Lender
By:	/s/ Naom Azachi
	Name:	Naom Azachi
	Title:	Assistant Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Euro Lender
By:	/s/ Jean Delamalle
	Name:	Jean Delamalle
	Title:	Senior Banker

By:	/s/ Alexandre Nedjar
	Name:	Alexandre Nedjar
	Title:	Senior Associate

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

DEUTSCHE BANK AG, as a Euro Lender
By:	/s/ J.T. Johnston Coe
	Name:	J.T. Johnston Coe
	Title:	Managing Director

By:	/s/ Joanna Soliman
	Name:	Joanna Soliman
	Title:	Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

DEUTSCHE POSTBANK INTERNATIONAL S.A., as a Euro Lender
By:	/s/Dianna Kuhn
	Name:	Dianna Kuhn
Title:

By:	/s/ Klaus Grosskathofer
	Name:	Klaus Grosskathofer
Title:

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

FORTIS BANK NEDERLAND N.V., as a Euro Lender
By:	/s/ R.J. van Deelen
	Name:	R.J. van Deelen
	Title:	Managing Director

By:	/s/ W. Th Haitsma
	Name:	W. Th Haitsma
	Title:	Risk Manager

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

GOLDMAN SACHS BANK USA, as a Euro Lender
By:	/s/ John Makrinos
	Name:	John Makrinos
	Title:	Authorized Signatory

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as a Euro Lender
By:	/s/ Conor Lineman
	Name:	Conor Lineman
	Title:	Director

By:	/s/ Robert D. Gominiak
	Name:	Robert D. Gominiak
	Title:	Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

ING REAL ESTATE FINANCE (USA) LLC, as a Euro Lender
By:	/s/ R. William Knickerbocker
	Name:	R. William Knickerbocker
	Title:	Director

By:	/s/ Elizabeth M. Whitworth
	Name:	Elizabeth M. Whitworth
	Title:	Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

JPMORGAN CHASE BANK, N.A., as a Euro Lender
By:	/s/ Kimberly Turner
	Name:	Kimberly Turner
	Title:	Executive Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

MORGAN STANLEY BANK NATIONAL ASSOCIATION, as a Euro Lender
By:	/s/ Catherine Allen
	Name:	Catherine Allen
	Title:	Authorized Signatory

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC, as a Euro Lender
By:	/s/ Stewart Whitman
	Name:	Stewart Whitman
	Title:	MD

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE ROYAL BANK OF SCOTLAND N.V., as a Euro Lender
By:	/s/ C. Koop
	Name:	C. Koop
	Title:	Director

By:	/s/ B. Knigge
	Name:	B. Knigge
	Title:	Executive Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

SUMITOMO MITSUI BANKING CORPORATION, as a Euro Lender
By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	General Manager

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

CITICORP NORTH AMERICA, INC., as a Euro Lender
By:	/s/ John Rowland
	Name:	John Rowland
	Title:	Director

ProLogis Note
(Catellus Acquisition)

Executed as of the date first written above.

UBS LOAN FINANCE LLC, as a Euro Lender
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

WELLS FARGO BANK, N.A., successor-by-merger to Wachovia Bank, N.A., as a Euro Lender
By:	/s/ Allison Gallagher
	Name:	Allison Gallagher
	Title:	Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

LENDERS: THE ROYAL BANK OF SCOTLAND N.V., SEOUL BRANCH, as a KRW Lender
By:	/s/ Eun Kyung Aun
	Name:	Eun Kyung Aun
	Title:	VP

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, SEOUL BRANCH, as a KRW Lender
By:	/s/ Herve Amanou
	Name:	Herve Amanou
	Title:	Chief Operating Officer

By:	/s/ Dong-Heon Song
	Name:	Dong-Heon Song
	Title:	Executive Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

SUMITOMO MITSUI BANKING CORPORATION, as a KRW Lender
By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	General Manager

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

LENDERS: BANK OF CHINA LIMITED, TOKYO BRANCH, as a Yen Lender
By:	/s/ Ruan Sheng Lin
	Name:	Ruan Sheng Lin
	Title:	General Manager

ProLogis Note
(Catellus Acquisition)

Executed as of the date first written above.

THE BANK OF NOVA SCOTIA, as a Yen Lender
By:	/s/ William G. Said
	Name:	William G. Said
	Title:	Vice President & Country Head

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Yen Lender
By:	/s/ John Feeney
	Name:	John Feeney
	Title:	Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, TOKYO BRANCH, as a Yen Lender
By:	/s/ JeremyBayfield
	Name:	JeremyBayfield
	Title:	Managing Director

By:	/s/ Makiyo Narushima
	Name:	Makiyo Narushima
	Title:	Managing Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

CITIBANK JAPAN LTD., as a Yen Lender
By:	/s/ Masako Igarashi
	Name:	Masako Igarashi
	Title:	Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

DEUTSCHE BANK AG, TOKYO BRANCH, the Tokyo Branch of a German aktien gesellschaft, as a Yen Lender
By:	/s/ Ikuo Kodama
	Name:	Ikuo Kodama
	Title:	Chief Operating Officer

By:	/s/ Mayuri Tateishi
	Name:	Mayuri Tateishi
	Title:	Chief Investment Officer

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

ING BANK N.V., TOKYO BRANCH, as a Yen Lender
By:	/s/ Yoji Morishita
	Name:	Yoji Morishita
	Title:	Country Manager, Managing Director

By:	/s/ Riko Kikuchi
	Name:	Riko Kikuchi
	Title:	Vice President

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

JPMORGAN CHASE BANK, N.A., as a Yen Lender
By:	/s/ Kimberly Turner
	Name:	Kimberly Turner
	Title:	Executive Director

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC, as a Yen Lender
By:	/s/ Kazuhiko Shibata
	Name:	Kazuhiko Shibata
	Title:	Branch Manager

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

SAITAMA RESONA BANK, LTD., as a Yen Lender
By:	/s/ Shinichi Kita
	Name:	Shinichi Kita
	Title:	Deputy General Manager

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

SUMITOMO MITSUI BANKING CORPORATION, as a Yen Lender
By:	/s/ William G. Karl
	Name:	William G. Karl
	Title:	General Manager

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.

THE SUMITOMO TRUST & BANKING CO., LTD., as a Yen Lender
By:	/s/ Akira Kamiyo
	Name:	Akira Kamiyo
	Title:	General Manager of Tokyo Corporate Business Department

Signature Page to
Fourth Amendment to ProLogis Global Senior Credit Agreement

Executed as of the date first written above.
SCHEDULE 2.1-1
COMMITMENTS
AND APPLICABLE TRANCHE PERCENTAGES
2.1-1(a)
Applicable Tranche Percentage — U.S. Commitments

											Jurisdiction
			Currency Commitment								Commitment
									Canadian				TMK
		Applicable	Euro		Sterling		Yen		Dollars		Japan		Qualified
Lender	Commitment	Percentage	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Bank of America, N.A.	$32,569,255.10	4.071156887%	X		X		X		X		X		X
The Royal Bank of Scotland plc	$25,000,000.00	3.125000000%	X		X		X		X		X		X
Sumitomo Mitsui Banking Corporation	$25,126,990.51	3.140873814%	X		X		X		X		X		X
JPMorgan Chase Bank, N.A.	$30,711,952.00	3.838994000%	X		X		X		X		X		X
Bank of China, New York Branch	$25,000,000.00	3.125000000%	X		X		X			X	X		X
The Bank of Nova Scotia	$25,000,000.00	3.125000000%	X		X		X		X		X		X
Banque LBLux S.A.	$35,000,000.00	4.375000000%	X		X		X			X	X			X
Barclays Bank PLC	$40,000,000.00	5.000000000%	X		X			X		X		X		X
Credit Agricole Corporate & Investment Bank (fka Calyon, New York Branch)	$19,288,048.00	2.411006000%	X		X		X			X	X		X
Chang Hwa Commercial Bank, Ltd., New York Branch	$23,000,000.00	2.875000000%		X		X		X		X		X		X
Citicorp North America, Inc.	$14,000,000.00	1.750000000%	X		X		X		X		X			X
Schedule 2.1-1 to ProLogis Global Fourth Amendment
Schedule Page -1-

Executed as of the date first written above.

											Jurisdiction
			Currency Commitment								Commitment
									Canadian				TMK
		Applicable	Euro		Sterling		Yen		Dollars		Japan		Qualified
Lender	Commitment	Percentage	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Commerzbank Aktiengesellschaft New York Branch/Grand Cayman Branch	$19,000,000.00	2.375000000%	X		X		X		X			X		X
Deutsche Bank AG New York Branch	$25,000,000.00	3.125000000%	X		X		X		X		X		X
E. Sun Commercial Bank, Ltd., Los Angeles Branch	$19,000,000.00	2.375000000%		X		X		X		X		X		X
Fortis Bank (Nederland) N.V.	$40,000,000.00	5.000000000%	X		X			X		X		X		X
Goldman Sachs Bank USA	$17,684,725.92	2.210590740%	X		X		X		X
The Governor and Company of the Bank of Ireland	$18,000,000.00	2.250000000%	X		X			X		X		X		X
ING Real Estate Finance (USA) LLC	$19,000,000.00	2.375000000%	X		X		X			X		X		X
Mega International Commercial Bank Co.	$30,000,000.00	3.750000000%		X		X		X		X		X		X
Mizuho Corporate Bank, Ltd.	$25,000,000.00	3.125000000%	X		X		X			X	X		X
Morgan Stanley Bank, N.A.	$48,624,185.05	6.078023131%	X		X		X		X		X			X
Morgan Stanley Senior Funding, Inc.	$20,000,000.00	2.500000000%	X		X		X		X		X			X
The Northern Trust Company	$20,000,000.00	2.500000000%	X		X		X		X			X		X
PNC Bank, N.A.	$24,994,843.42	3.124355428%	X		X		X			X	X		X
Royal Bank of Canada	$10,000,000.00	1.250000000%	X		X			X	X			X		X
Societe Generale	$25,000,000.00	3.125000000%	X		X		X		X		X		X
UBS Loan Finance LLC	$10,000,000.00	1.250000000%	X		X		X		X			X		X
U.S. Bank National Association	$50,000,000.00	6.250000000%	X		X		X		X		X		X
Schedule 2.1-1 to ProLogis Global Fourth Amendment
Schedule Page -2-

Executed as of the date first written above.

											Jurisdiction
			Currency Commitment								Commitment
									Canadian				TMK
		Applicable	Euro		Sterling		Yen		Dollars		Japan		Qualified
Lender	Commitment	Percentage	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Wells Fargo Bank, N.A., successor-by-merger to Wachovia Bank, N.A.	$40,000,000.00	5.000000000%	X		X		X		X		X			X
WestLB AG, New York Branch	$44,000,000.00	5.500000000%	X		X		X		X		X		X

Total	$800,000,000.00	100.000000000%

Schedule 2.1-1 to ProLogis Global Fourth Amendment
Schedule Page -3-

Executed as of the date first written above.
SCHEDULE 2.1-1(b)
[Reserved]
Schedule 2.1-1 to ProLogis Global Fourth Amendment
Schedule Page -4-

Executed as of the date first written above.
SCHEDULE 2.1-1(c)
Applicable Tranche Percentage — Euro Commitments1

										Jurisdiction
				Currency Commitment						Commitment				TMK
			Applicable	Dollars		Sterling		Yen		Japan		U.S.		Qualified
Lender	Commitment		Percentage	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Bank of America, N.A.	EUR	26,052,744.44	4.133087988%	X		X		X		X		X		X
The Royal Bank of Scotland plc	EUR	3,889,460.31	0.617035308%	X		X		X		X		X		X
The Royal Bank of Scotland N.V.	EUR	1,237,032.00	0.196246358%	X		X		X		X		X		X
Sumitomo Mitsui Banking Corporation	EUR	26,052,744.44	4.133087988%	X		X		X		X		X		X
JPMorgan Chase Bank, N.A.	EUR	26,050,962.21	4.132800491%	X		X		X		X		X		X
Bank of China (Luxembourg) S.A.	EUR	32,565,968.05	5.166359985%	X		X		X		X		X		X
Banque Artesia Nederland NV	EUR	12,525,372.33	1.987061533%	X		X		X			X	X			X
Banque LBLux S.A.	EUR	30,060,893.59	4.768947679%	X		X		X		X		X			X
Barclays Bank PLC	EUR	39,901,170.49	6.330037856%	X		X			X		X	X			X
Citicorp North America, Inc.	EUR	43,931,996.73	6.969499866%	X		X		X		X		X			X
Commerzbank Aktiengesellschaft New York Branch/Grand Cayman Branch	EUR	13,049,954.01	2.070282698%	X		X		X			X	X			X
Deutsche Bank AG New York Branch	EUR	32,367,405.85	5.134859499%	X		X			X		X	X			X
Deutsche Postbank International S.A.	EUR	22,967,919.07	3.643697551%	X		X			X		X	X		X
Fortis Bank (Nederland) N.V.	EUR	27,180,057.95	4.311923526%	X		X			X		X	X			X
Goldman Sachs Bank USA	EUR	36,494,175.39	5.789542234%	X		X		X				X
The Governor and Company of the Bank of Ireland	EUR	11,483,959.53	1.821848775%	X		X			X		X	X			X
ING Real Estate Finance (USA) LLC	EUR	10,870,176.21	1.724476402%	X		X		X			X	X			X
Ixis Corporate & Investment Bank	EUR	26,553,789.34	4.212570450%	X		X		X			X	X			X
Mizuho Corporate Bank (Nederland), N.V.	EUR	17,535,521.26	2.781886146%	X		X		X		X		X		X

[1]	Exchange Rates as of June 4, 2010.
Schedule 2.1-1 to ProLogis Global Fourth Amendment
Schedule Page -5-

Executed as of the date first written above.

										Jurisdiction
				Currency Commitment						Commitment				TMK
			Applicable	Dollars		Sterling		Yen		Japan		U.S.		Qualified
Lender	Commitment		Percentage	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Morgan Stanley Bank International Limited	EUR	21,042,625.51	3.338263375%	X		X		X		X		X			X
PNC Bank, N.A.	EUR	12,527,955.85	1.987471390%	X		X		X			X	X			X
Royal Bank of Canada	EUR	35,467,707.10	5.626700316%	X		X			X		X	X			X
ScotiaBank Europe plc	EUR	10,912,831.47	1.731243356%
Societe Generale	EUR	19,585,300.32	3.107069064%	X		X			X		X	X		X
UBS Loan Finance LLC	EUR	27,555,819.12	4.371535372%	X		X		X			X	X			X
Wells Fargo Bank, N.A., successor-by-merger to Wachovia Bank, N.A.	EUR	33,250,975.41	5.275031548%	X		X		X		X		X			X
WestLB AG	EUR	29,231,896.99	4.637433245%	X		X		X		X		X			X

Total		630,346,474.98	100.000000000%

Schedule 2.1-1 to ProLogis Global Fourth Amendment
Schedule Page -6-

Executed as of the date first written above.
SCHEDULE 2.1-1(d)
Applicable Tranche Percentage — Yen Commitments2

									Jurisdiction
			Currency Commitment						Commitment
		Applicable	Dollars		Euro		Sterling		U.S.
Lender	Commitment	Percentage	Yes	No	Yes	No	Yes	No	Yes	No
Bank of America, N.A., Tokyo Branch	¥3,327,164,794	5.898418371%	X		X		X		X
The Royal Bank of Scotland plc	¥6,321,613,108	11.206994905%	X		X		X		X
Sumitomo Mitsui Banking Corporation	¥3,327,164,794	5.898418371%	X		X		X		X
JPMorgan Chase Bank, N.A.	¥3,216,259,301	5.701804426%	X		X		X		X
Bank of China Limited, Tokyo Branch	¥2,749,191,703	4.873784093%	X			X		X		X
The Bank of Nova Scotia	¥3,049,901,061	5.406883507%	X		X		X		X
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	¥2,495,373,595	4.423813778%	X		X		X		X
Credit Agricole Corporate & Investment Bank (fka Calyon, Tokyo Branch)	¥2,772,637,328	4.915348642%	X		X		X		X
Citibank Japan Ltd.	¥2,264,040,226	4.013704547%	X		X		X		X
Deutsche Bank AG, Tokyo Branch	¥3,160,806,554	5.603497452%	X		X		X		X
ING Bank N.V., Tokyo Branch	¥1,455,454,431	2.580238637%	X		X		X		X
Mizuho Bank, Ltd.	¥4,312,457,574	7.645151520%		X		X		X		X
Saitama Resona Bank, Ltd.	¥2,356,741,729	4.178046346%		X		X		X		X
Shinsei Bank, Limited	¥10,161,715,807	18.014752774%	X		X		X		X
Societe Generale, Tokyo Branch	¥3,160,806,554	5.603497452%	X		X		X		X
The Sumitomo Trust & Banking Co., Ltd.	¥1,832,794,469	3.249189396%	X		X		X		X
Woori Bank Tokyo Branch	¥443,621,972	0.786455782%		X		X		X		X

Total	¥56,407,745,000	100.000000000%

[2]	Exchange Rates as of June 4, 2010.
Schedule 2.1-1 to ProLogis Global Fourth Amendment
Schedule Page -7-

Executed as of the date first written above.
EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE
Financial Statement Date:                    , _____
To:     Bank of America, N.A., as Global Administrative Agent
Ladies and Gentlemen:
     Reference is made to the Global Senior Credit Agreement, dated as of October 6, 2005 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among ProLogis (“ProLogis”), certain Affiliate Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Global Administrative Agent and various other capacities, and such other Agents named therein.
     The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                          of ProLogis, and that, as such, he/she is authorized to execute and deliver this Certificate to Global Administrative Agent on the behalf of ProLogis, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 12.1(a) of the Agreement for the fiscal year of ProLogis ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
[Use following paragraph 1 for fiscal quarter-end financial statements]
1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 12.1(b) of the Agreement for the fiscal quarter of ProLogis ended as of the above date. Such financial statements fairly present the financial condition, results of operations, shareholders’ equity and cash flows of ProLogis and its Consolidated Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the condition (financial or otherwise) of the Companies as of the date of the attached financial statements and for the accounting period then ended with the purpose of determining whether the Companies were in compliance with the Agreement as of such date, and
[select one:]
     [to the best knowledge of the undersigned, no Default existed on such date.]
—or—
     [the following is a list of Defaults that, to the best knowledge of the undersigned, existed on such date, together with a description of the nature and status of each such Default:]
3. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true
Exhibit C to ProLogis Global Fourth Amendment

Exhibit Page 1

Executed as of the date first written above.
and accurate on and as of the date of this Certificate.
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                                         ,                    .

PROLOGIS, a Maryland real estate investment trust

By:
Name:
Title:
Exhibit C to ProLogis Global Fourth Amendment

Exhibit Page 2

Executed as of the date first written above.
For the Quarter/Year ended                      (“Statement Date”)
SCHEDULE 1
to the Compliance Certificate
Financial Statements
Exhibit C to ProLogis Global Fourth Amendment

Exhibit Page 3

For the Quarter/Year ended                     (“Statement Date”)
SCHEDULE 2
to the Compliance Certificate ($ in 000’s)
     The following covenant computations, together with the supporting schedules attached hereto, are true and correct:

a. Minimum Consolidated Tangible Net Worth.

Actual	$

Required Minimum	$ [3]

b. Consolidated Leverage Ratio.

Indebtedness of the Companies		$(1)

Total Asset Value		$(2)

Ratio of (1) to (2)

Permitted Maximum	0.60 to 1.0

c. Fixed Charge Coverage Ratio. [4]

Adjusted EBITDA		$(1)

Capital Expenditures		$(2)

Subtotal (1) — (2)		$(3)

Debt Service		$(4)

Preferred Dividends		$(5)

Subtotal (4) + (5)		$(6)

Ratio of (3) to (6)

Required Minimum	1.50 to 1.0

[3]	$6,600,000,000 plus 70% of the aggregate increases in Shareholders’ Equity after the Third Amendment Effective Date by reason of the issuance and sale of Equity Interests of any Company (other than (x) the issuance and sale of preferred Equity Interests in substitution and replacement of other preferred Equity Interests that ProLogis redeemed or otherwise acquired pursuant to a Permitted Redemption to the extent that the net proceeds from such issuance and sale do not exceed the amount of such Permitted Redemption and (y) issuances to a Company), including upon any conversion of debt securities of any Company into Equity Interests.

[4]	Calculated for the four fiscal quarters ending on the date of determination.
Exhibit C to ProLogis Global Fourth Amendment

Executed as of the date first written above.

d. Unencumbered Debt Service Coverage Ratio.[5]

NOI of Unencumbered Properties (see Schedule 3)[6]	$		(1)

Management fees of the Companies less related expenses [7]	$		(2)

Allowed Unconsolidated Affiliate Earnings[8]	$		(3)

Subtotal of (1) + (2) + (3)	$		(4)

Less the amount by which (2) + (3) exceeds 40% of (4)	$		(5)

Unencumbered NOI Subtotal of (4) — (5)	$		(6)

Unencumbered Capital Expenditures[9]	$		(7)

Subtotal (6) — (7)	$		(8)

Unencumbered Debt Service	$		(9)

Ratio of (8) to (9)

Required Minimum		1.50 : 1.00

e. Debt Ratio.

Qualified NOI (see Schedule 4)[10]	$		(1)

Total Global Outstandings	$		(2)

Settlement Debt	$		(3)

Secured Assessment Bonds to the extent Applicable Company is in Material Default	$		(4)

Other Indebtedness maturing within one year[11]	$		(5)

[5]	Calculated for the four fiscal quarters ending on the date of determination.

[6]	Not subject to any Lien (other than Permitted Liens).

[7]	Not subject to any Lien (other than Permitted Liens).

[8]	Not subject to any Lien (other than Permitted Liens).

[9]	Except for Unencumbered Properties where the tenant is responsible for capital expenditures.

[10]	Excluding NOI that is subject to any Lien (other than Permitted Liens) and amounts attributable to Foreign NOI so that Foreign NOI does not exceed 55% of Qualified NOI and calculated for the four fiscal quarters ending on the date of determination.

[11]	Excluding intercompany Indebtedness and Non-Recourse Debt.
Exhibit C to ProLogis Global Fourth Amendment

Executed as of the date first written above.

Subtotal of (2) + (3) + (4) + (5)	$		(6)

Ratio of (1) to (6)

Minimum Required		14%

f. Investments.

Investments of the Companies in raw land, Non-Industrial Properties, Retail Properties, and Properties subject to ground leases with a Person not an Affiliate of ProLogis	$

Total Asset Value	$

Percentage of Investments over Total Asset Value		%

Maximum Permitted		25%

g. Secured Indebtedness.

Secured Debt of the Companies	$

Total Asset Value	$

Percentage of Secured Debt over Total Asset Value		%

Maximum Permitted		30%

h. Restricted Payments.

Funds from Operations	$		(1)

95% of (1)	$		(2)

Amount of Restricted Payments required to be paid by ProLogis to eliminate its REIT taxable income and/or to qualify as a REIT	$		(3)

Permitted Maximum (greater of (2) and (3))	$		(4)[12]

Aggregate cash dividends and other cash distributions	$		(not to exceed (4) if a Default exists)
Date:

[12]	Excluding Restricted Payments otherwise permitted by Section 13.5 of the Agreement.
Exhibit C to ProLogis Global Fourth Amendment

Executed as of the date first written above.
For the Quarter/Year ended                     (“Statement Date”)
SCHEDULE 3
to the Compliance Certificate ($ in 000’s)
Detailed Calculation of NOI of Unencumbered Properties
Exhibit C to ProLogis Global Fourth Amendment

Executed as of the date first written above.
For the Quarter/Year ended                     (“Statement Date”)
SCHEDULE 4
to the Compliance Certificate ($ in 000’s)
Detailed Calculation of Qualified NOI
Exhibit C to ProLogis Global Fourth Amendment